===============================================================================


                                   FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                     CORPORATION DESIGNATED TO ACT AS TRUSTEE

                       CHECK IF AN APPLICATION TO DETERMINE
                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)           |__|

                              ___________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


              New York                                          13-5160382
       (State of incorporation                             (I.R.S. employer
        if not a U.S. national bank)                        identification no.)

      One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                        (Zip code)

                              ___________________

                          TENET HEALTHCARE CORPORATION
             (Exact name of obligor as specified in its charter)

               Nevada                                           95-2257091
     (State or other jurisdiction of                       (I.R.S. employer
      incorporation or organization)                        identification no.)

          3820 State Street
        Santa Barbara, California                                 93105
 (Address of principal executive offices)                       (Zip code)

                              ____________________

                     7-5/8% Senior Subordinated Notes due 2008
                       (Title of the indenture securities)


================================================================================

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State of       2 Rector Street, New York,
     New York                                      N.Y.  10006, and Albany, N.Y.
                                                   12203

     Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                   N.Y.  10045

     Federal Deposit Insurance Corporation         Washington, D.C.  20429

     New York Clearing House Association           New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of September, 1998.

                                               THE BANK OF NEW YORK

                                               By:    /s/ MARY JANE SCHMALZEL
                                                   ---------------------------
                                               Name:  Mary Jane Schmalzel
                                               Title: Vice President

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of September, 1998.

                                               THE BANK OF NEW YORK

                                               By:    /s/ ROBERT A. MASSIMILLO
                                                   ---------------------------
                                               Name:  ROBERT A. MASSIMILLO
                                               Title: ASSISTANT VICE PRESIDENT

                                                                      EXHIBIT 7

-------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286

      And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                DOLLAR AMOUNTS
                                                                 IN THOUSANDS
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin. . . . . .  $ 6,397,993
  Interest-bearing balances . . . . . . . . . . . . . . . . . .    1,138,362

Securities:
  Held-to-maturity securities . . . . . . . . . . . . . . . . .    1,062,074
  Available-for-sale securities . . . . . . . . . . . . . . . .    4,167,240
Federal funds sold and Securities purchased under agreements
 to resell. . . . . . . . . . . . . . . . . . . . . . . . . . .      391,650
Loans and lease financing receivables:
  Loans and leases, net of unearned income. . . . . . . . . . .   36,538,242
  LESS: Allowance for loan and lease losses . . . . . . . . . .      631,725
  LESS: Allocated transfer risk reserve . . . . . . . . . . . .            0
  Loans and leases, net of unearned income, allowance, and
   reserve. . . . . . . . . . . . . . . . . . . . . . . . . . .   35,906,517
Assets held in trading accounts . . . . . . . . . . . . . . . .    2,145,149
Premises and fixed assets (including capitalized leases). . . .      663,928
Other real estate owned . . . . . . . . . . . . . . . . . . . .       10,895
Investments in unconsolidated subsidiaries and associated
 companies. . . . . . . . . . . . . . . . . . . . . . . . . . .      237,991
Customers' liability to this bank on acceptances outstanding. .      992,747
Intangible assets . . . . . . . . . . . . . . . . . . . . . . .    1,072,517
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . .    1,643,173
                                                                 -----------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .  $55,830,236
                                                                 -----------
                                                                 -----------

LIABILITIES
Deposits:
  In domestic offices . . . . . . . . . . . . . . . . . . . . .  $24,849,054
  Noninterest-bearing . . . . . . . . . . . . . . . . . . . . .   10,011,422
  Interest-bearing. . . . . . . . . . . . . . . . . . . . . . .   14,837,632
  In foreign offices, Edge and Agreement subsidiaries,
   and IBFs . . . . . . . . . . . . . . . . . . . . . . . . . .   15,319,002
  Noninterest-bearing . . . . . . . . . . . . . . . . . . . . .      707,820
  Interest-bearing. . . . . . . . . . . . . . . . . . . . . . .   14,611,182
Federal funds purchased and Securities sold under agreements
 to repurchase. . . . . . . . . . . . . . . . . . . . . . . . .    1,906,066
Demand notes issued to the U.S. Treasury. . . . . . . . . . . .      215,985
Trading liabilities . . . . . . . . . . . . . . . . . . . . . .    1,591,288
Other borrowed money:
  With remaining maturity of one year or less . . . . . . . . .    1,991,119
  With remaining maturity of more than one year through
   three years. . . . . . . . . . . . . . . . . . . . . . . . .            0
  With remaining maturity of more than three years. . . . . . .       25,574
Bank's liability on acceptances executed and outstanding. . . .      998,145
Subordinated notes and debentures . . . . . . . . . . . . . . .    1,314,000
Other liabilities . . . . . . . . . . . . . . . . . . . . . . .    2,421,281
                                                                 -----------
Total liabilities . . . . . . . . . . . . . . . . . . . . . . .   50,631,514
                                                                 -----------

EQUITY CAPITAL
Common stock. . . . . . . . . . . . . . . . . . . . . . . . . .    1,135,284
Surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . .      731,319
Undivided profits and capital reserves. . . . . . . . . . . . .    3,328,050
Net unrealized holding gains (losses) on available-for-sale
  securities. . . . . . . . . . . . . . . . . . . . . . . . . .       40,198
Cumulative foreign currency translation adjustments . . . . . .      (36,129)
                                                                 -----------
Total equity capital. . . . . . . . . . . . . . . . . . . . . .    5,198,722
                                                                 -----------
Total liabilities and equity capital. . . . . . . . . . . . . .  $55,830,236
                                                                 -----------
                                                                 -----------

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     Thomas A. Renyi         /
     Alan R. Griffith        /Directors
     J. Carter Bacot         /

-------------------------------------------------------------------------------

===============================================================================


                                   FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                     CORPORATION DESIGNATED TO ACT AS TRUSTEE

                       CHECK IF AN APPLICATION TO DETERMINE
                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)           |__|

                              ___________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


              New York                                          13-5160382
       (State of incorporation                             (I.R.S. employer
        if not a U.S. national bank)                        identification no.)

      One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                        (Zip code)

                              ___________________

                          TENET HEALTHCARE CORPORATION
             (Exact name of obligor as specified in its charter)

               Nevada                                           95-2257091
     (State or other jurisdiction of                       (I.R.S. employer
      incorporation or organization)                        identification no.)

          3820 State Street
        Santa Barbara, California                                 93105
 (Address of principal executive offices)                       (Zip code)

                              ____________________

                     8-1/8% Senior Subordinated Notes due 2008
                       (Title of the indenture securities)


================================================================================

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State of       2 Rector Street, New York,
     New York                                      N.Y.  10006, and Albany, N.Y.
                                                   12203

     Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                   N.Y.  10045

     Federal Deposit Insurance Corporation         Washington, D.C.  20429

     New York Clearing House Association           New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of September, 1998.

                                               THE BANK OF NEW YORK

                                               By:    /s/ MARY JANE SCHMALZEL
                                                   ---------------------------
                                               Name:  Mary Jane Schmalzel
                                               Title: Vice President

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of September, 1998.

                                               THE BANK OF NEW YORK

                                               By:    /s/ ROBERT A. MASSIMILLO
                                                   ---------------------------
                                               Name:  ROBERT A. MASSIMILLO
                                               Title: ASSISTANT VICE PRESIDENT

                                                                      EXHIBIT 7

-------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286

      And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                DOLLAR AMOUNTS
                                                                 IN THOUSANDS
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin. . . . . .  $ 6,397,993
  Interest-bearing balances . . . . . . . . . . . . . . . . . .    1,138,362

Securities:
  Held-to-maturity securities . . . . . . . . . . . . . . . . .    1,062,074
  Available-for-sale securities . . . . . . . . . . . . . . . .    4,167,240
Federal funds sold and Securities purchased under agreements
 to resell. . . . . . . . . . . . . . . . . . . . . . . . . . .      391,650
Loans and lease financing receivables:
  Loans and leases, net of unearned income. . . . . . . . . . .   36,538,242
  LESS: Allowance for loan and lease losses . . . . . . . . . .      631,725
  LESS: Allocated transfer risk reserve . . . . . . . . . . . .            0
  Loans and leases, net of unearned income, allowance, and
   reserve. . . . . . . . . . . . . . . . . . . . . . . . . . .   35,906,517
Assets held in trading accounts . . . . . . . . . . . . . . . .    2,145,149
Premises and fixed assets (including capitalized leases). . . .      663,928
Other real estate owned . . . . . . . . . . . . . . . . . . . .       10,895
Investments in unconsolidated subsidiaries and associated
 companies. . . . . . . . . . . . . . . . . . . . . . . . . . .      237,991
Customers' liability to this bank on acceptances outstanding. .      992,747
Intangible assets . . . . . . . . . . . . . . . . . . . . . . .    1,072,517
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . .    1,643,173
                                                                 -----------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .  $55,830,236
                                                                 -----------
                                                                 -----------

LIABILITIES
Deposits:
  In domestic offices . . . . . . . . . . . . . . . . . . . . .  $24,849,054
  Noninterest-bearing . . . . . . . . . . . . . . . . . . . . .   10,011,422
  Interest-bearing. . . . . . . . . . . . . . . . . . . . . . .   14,837,632
  In foreign offices, Edge and Agreement subsidiaries,
   and IBFs . . . . . . . . . . . . . . . . . . . . . . . . . .   15,319,002
  Noninterest-bearing . . . . . . . . . . . . . . . . . . . . .      707,820
  Interest-bearing. . . . . . . . . . . . . . . . . . . . . . .   14,611,182
Federal funds purchased and Securities sold under agreements
 to repurchase. . . . . . . . . . . . . . . . . . . . . . . . .    1,906,066
Demand notes issued to the U.S. Treasury. . . . . . . . . . . .      215,985
Trading liabilities . . . . . . . . . . . . . . . . . . . . . .    1,591,288
Other borrowed money:
  With remaining maturity of one year or less . . . . . . . . .    1,991,119
  With remaining maturity of more than one year through
   three years. . . . . . . . . . . . . . . . . . . . . . . . .            0
  With remaining maturity of more than three years. . . . . . .       25,574
Bank's liability on acceptances executed and outstanding. . . .      998,145
Subordinated notes and debentures . . . . . . . . . . . . . . .    1,314,000
Other liabilities . . . . . . . . . . . . . . . . . . . . . . .    2,421,281
                                                                 -----------
Total liabilities . . . . . . . . . . . . . . . . . . . . . . .   50,631,514
                                                                 -----------

EQUITY CAPITAL
Common stock. . . . . . . . . . . . . . . . . . . . . . . . . .    1,135,284
Surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . .      731,319
Undivided profits and capital reserves. . . . . . . . . . . . .    3,328,050
Net unrealized holding gains (losses) on available-for-sale
  securities. . . . . . . . . . . . . . . . . . . . . . . . . .       40,198
Cumulative foreign currency translation adjustments . . . . . .      (36,129)
                                                                 -----------
Total equity capital. . . . . . . . . . . . . . . . . . . . . .    5,198,722
                                                                 -----------
Total liabilities and equity capital. . . . . . . . . . . . . .  $55,830,236
                                                                 -----------
                                                                 -----------

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     Thomas A. Renyi         /
     Alan R. Griffith        /Directors
     J. Carter Bacot         /

-------------------------------------------------------------------------------